UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2020

PERSHING SQUARE TONTINE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-39396	83-0930174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 Eleventh Avenue, Ninth Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 813-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-ninth of one redeemable warrant	PSTH.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	PSTH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $23.00	PSTH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on July 24, 2020, Pershing Square Tontine Holdings, Ltd. (the “Company”) consummated its initial public offering (“IPO”) of 200,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-ninth of one redeemable warrant of the Company (the “Distributable Redeemable Warrants”). In addition, each share of Class A Common Stock included in the Units that is not redeemed by the holders thereof carries the right to receive a pro-rata distribution of 44,000,000 additional redeemable warrants (the “Distributable Tontine Redeemable Warrants”) in connection with the Company’s initial business combination. The Units were sold at a price of $20.00 per Unit, generating gross proceeds to the Company of $4,000,000,000.

On September 8, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Units will automatically separate and the Class A Common Stock and Distributable Redeemable Warrants that comprise the Units will trade separately commencing on September 11, 2020. All Units will be separated and the Units, which currently trade on the New York Stock Exchange under the symbol “PSTH.U,” will no longer trade. The Class A Common Stock and Distributable Redeemable Warrants that are separated will trade on the New York Stock Exchange under the symbols “PSTH” and “PSTH.WS,” respectively. No fractional Distributable Redeemable Warrants will be issued upon separation of the Units and only whole Distributable Redeemable Warrants will trade. Any holder of Units whose ownership includes a fractional number of underlying Distributable Redeemable Warrants will be issued a number of Distributable Redeemable Warrants that is rounded down to the nearest whole number. The right to receive a distribution of Distributable Tontine Redeemable Warrants will remain attached to the shares of Class A Common Stock following the separation, and such right will not trade separately.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated September 8, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSHING SQUARE TONTINE HOLDINGS, LTD.

By:	/s/ William A. Ackman
	Name:	William A. Ackman
	Title:	Chief Executive Officer, Chairman of the Board of Directors

Dated: September 8, 2020